UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2003

COLUMBIA SPORTSWEAR COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14375 NW Science Park Drive, Portland, Oregon	97229
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 985-4000

No Change

(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 31, 2003, a wholly-owned subsidiary of Columbia Sportswear Company (the “Company”) merged with and into Mountain Hardwear, Inc., resulting in Mountain Hardwear, Inc. becoming a wholly-owned subsidiary of the Company. The Company’s press release announcing the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated April 1, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2003.

COLUMBIA SPORTSWEAR COMPANY

By:	/s/ CARL K. DAVIS
Carl K. Davis Vice President and General Counsel, Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 1, 2003